                                                           Exhibit-(h)(4)(i)

[ING FUNDS LOGO]

December 13, 2004

Nick Horvath
DST Systems, Inc.
333 West 11th St., 5th Floor
Kansas City, Missouri 64105

Dear Mr. Horvath:

      Pursuant to the Agency Agreement dated November 30, 2000, as amended, between the Funds (as defined in the Agreement) and DST Systems, Inc. (the "Agreement"), we hereby notify you of our intention to retain you as Transfer Agent and Dividend Disbursing Agent to render such services to ING FMR(SM) Earnings Growth Portfolio, ING Marsico International Opportunities Portfolio, ING Pioneer Fund Portfolio and ING Pioneer Mid Cap Value Portfolio, four newly established series of ING Investors Trust, ING MidCap Value Choice Fund and ING SmallCap Value Choice Fund, two newly established series of ING Equity Trust and ING International Value Choice Fund a new established series of ING Mutual Funds (the "Funds"), upon all of the terms and conditions set forth in the Agreement. Upon your acceptance, the Agreement will be modified to give effect to the foregoing by adding the above-mentioned Funds to the AMENDED AND RESTATED EXHIBIT A of the Agreement.

      AMENDED AND RESTATED EXHIBIT A has also been updated to reflect name changes for ING Alger Aggressive Growth Portfolio to ING T. Rowe Price Diversified Mid Cap Growth Portfolio, ING Alger Capital Appreciation Portfolio to ING Salomon Brothers Large Cap Growth Portfolio, ING Alger Growth Portfolio to ING American Century Select Portfolio, ING MFS Global Growth Portfolio to ING Oppenheimer Global Portfolio and ING UBS U.S. Allocation Portfolio to ING Van Kampen Equity and Income Portfolio.

      Please signify your acceptance to act as Transfer Agent and Dividend Disbursing Agent under the Agreement with respect to the Funds, by signing below.

                                            Very sincerely,

                                            /s/ Robert S. Naka
                                            ---------------------------
                                            Robert S. Naka
                                            Senior Vice President
                                            ING Investors Trust
                                            ING Equity Trust
                                            ING Mutual Funds

ACCEPTED AND AGREED TO:
DST Systems, Inc.

By: /s/ Nick Horvath
    ------------------------------------------
Name: NICK HORVATH
Title: DIRECTOR OF OPERATIONS, Duly Authorized

7337 E. Doubletree Ranch Rd.    Tel: 480-477-3000      ING Investors Trust
Scottsdale, AZ 85258-2034       Fax: 480-477-2700         ING Equity Trust
                                www.ingfunds.com          ING Mutual Funds

                         AMENDED AND RESTATED EXHIBIT A

                               WITH RESPECT TO THE

                                AGENCY AGREEMENT

                                     BETWEEN

                                    THE FUNDS

                                       AND

                                DST SYSTEMS, INC.

                                                TYPE OF         STATE OF       TAXPAYER
        TAXPAYER/FUND NAME                   ORGANIZATION     ORGANIZATION     I.D. NO.
        ------------------                  ---------------  -------------   -----------
ING CORPORATE LEADERS TRUST FUND            Trust            New York        13-6061925

ING EQUITY TRUST                            Business Trust   Massachusetts      N/A
  ING Convertible Fund                                                       33-0552461
  ING Disciplined LargeCap Fund                                              06-1533751
  ING Equity and Bond Fund                                                   33-0552418
  ING Financial Services Fund                                                95-4020286
  ING LargeCap Growth Fund                                                   33-0733557
  ING LargeCap Value Fund                                                    20-0437128
  ING MidCap Opportunities Fund                                              06-1522344
  ING MidCap Value Choice Fund                                                  TBD
  ING MidCap Value Fund                                                      86-1048451
  ING Principal Protection Fund                                              86-1033467
  ING Principal Protection Fund II                                           86-1039030
  ING Principal Protection Fund III                                          86-1049217
  ING Principal Protection Fund IV                                           82-0540557
  ING Principal Protection Fund V                                            27-0019774
  ING Principal Protection Fund VI                                           48-1284684
  ING Principal Protection Fund VII                                          72-1553495
  ING Principal Protection Fund VIII                                         47-0919259
  ING Principal Protection Fund IX                                           20-0453800
  ING Principal Protection Fund X                                            20-0584080
  ING Principal Protection Fund XI                                           20-0639761
  ING Principal Protection Fund XII                                          20-1420367
  ING Principal Protection Fund XIII                                         20-1420401
  ING Principal Protection Fund XIV                                          20-1420432
  ING Real Estate Fund                                                       43-1969240
  ING SmallCap Opportunities Fund                                            04-2886856
  ING SmallCap Value Choice Fund                                                TBD
  ING SmallCap Value Fund                                                    86-1048453

ING FUNDS TRUST                             Statutory Trust  Delaware           N/A
  ING Classic Money Market Fund                                              23-2978935

                                                            TYPE OF          STATE OF       TAXPAYER
                 TAXPAYER/FUND NAME                       ORGANIZATION     ORGANIZATION     I.D. NO.
                 ------------------                      -------------    -------------    ----------
ING FUNDS TRUST (CONT.)
  ING GNMA Income Fund                                                                     22-2013958
  ING High Yield Bond Fund                                                                 23-2978938
  ING Intermediate Bond Fund                                                               52-2125227
  ING Lexington Money Market Trust                                                         13-6766350
  ING Money Market Fund                                                                    86-0955273
  ING National Tax-Exempt Bond Fund                                                        23-2978941

ING INVESTMENT FUNDS, INC.                               Corporation      Maryland             N/A
  ING MagnaCap Fund                                                                        22-1891924

ING INVESTORS TRUST                                      Business Trust   Massachusetts        N/A
  ING AIM Mid Cap Growth Portfolio                                                         13-3851354
  ING Alliance Mid Cap Growth Portfolio                                                    51-0380290
  ING American Funds Growth Portfolio                                                      55-0839555
  ING American Funds Growth-Income Portfolio                                               55-0839542
  ING American Funds International Portfolio                                               55-0839952
  ING Capital Guardian Large Cap Value Portfolio                                           23-3027332
  ING Capital Guardian Managed Global Portfolio                                            51-0377646
  ING Capital Guardian Small Cap Portfolio                                                 13-3869101
  ING Developing World Portfolio                                                           52-2059121
  ING Eagle Asset Capital Appreciation Portfolio                                           13-3793993
  ING Evergreen Health Sciences Portfolio                                                  20-0573913
  ING Evergreen Omega Portfolio                                                            20-0573935
  ING FMR(SM) Diversified Mid Cap Portfolio                                                25-6725709
  ING FMR(SM) Earnings Growth Portfolio                                                        TBD
  ING Goldman Sachs Tollkeeper(SM) Portfolio                                               23-3074142
  ING Hard Assets Portfolio                                                                95-6895627
  ING International Portfolio                                                              23-3074140
  ING Janus Special Equity Portfolio                                                       23-3054937
  ING Jennison Equity Opportunities Portfolio                                              13-6990661
  ING JPMorgan Small Cap Equity Portfolio                                                  02-0558352
  ING Julius Baer Foreign Portfolio                                                        02-0558388
  ING Legg Mason Value Portfolio                                                           23-3054962
  ING LifeStyle Aggressive Growth Portfolio                                                20-0573999
  ING LifeStyle Growth Portfolio                                                           20-0573986
  ING LifeStyle Moderate Growth Portfolio                                                  20-0573968
  ING LifeStyle Moderate Portfolio                                                         20-0573946
  ING Limited Maturity Bond Portfolio                                                      95-6895624
  ING Liquid Assets Portfolio                                                              95-6891032
  ING Marsico Growth Portfolio                                                             51-0380299
  ING Marsico International Opportunities Portfolio                                            TBD
  ING Mercury Focus Value Portfolio                                                        02-0558367
  ING Mercury Large Cap Growth Portfolio                                                   02-0558346

                                                            TYPE OF         STATE OF      TAXPAYER
                TAXPAYER/FUND NAME                       ORGANIZATION     ORGANIZATION    I.D. NO.
                ------------------                      ---------------  -------------   ---------
ING INVESTORS TRUST (CONT.)
   ING MFS Mid Cap Growth Portfolio                                                      51-0380288
   ING MFS Total Return Portfolio                                                        51-0380289
   ING Oppenheimer Main Street Portfolio(R)                                              51-0380300
   ING PIMCO Core Bond Portfolio                                                         51-0380301
   ING PIMCO High Yield Portfolio                                                        02-0558398
   ING Pioneer Fund Portfolio                                                            20-1487161
   ING Pioneer Mid Cap Value Portfolio                                                   20-1487187
   ING Salomon Brothers All Cap Portfolio                                                23-0326348
   ING Salomon Brothers Investors Portfolio                                              23-3027331
   ING Stock Index Portfolio                                                             55-0839540
   ING T. Rowe Price Capital Appreciation Portfolio                                      95-6895626
   ING T. Rowe Price Equity Income Portfolio                                             95-6895630
   ING UBS U.S. Balanced Portfolio                                                       23-3054961
   ING Van Kampen Equity Growth Portfolio                                                02-0558376
   ING Van Kampen Global Franchise Portfolio                                             02-0558382
   ING Van Kampen Growth and Income Portfolio                                            13-3729210
   ING Van Kampen Real Estate Portfolio                                                  95-6895628

 ING MAYFLOWER TRUST                                    Business Trust   Massachusetts      N/A
   ING International Value Fund                                                          06-1472910

 ING MUTUAL FUNDS                                       Statutory Trust  Delaware           N/A
   ING Emerging Countries Fund                                                           33-0635177
   ING Foreign Fund                                                                      72-1563685
   ING Global Equity Dividend Fund                                                       55-0839557
   ING Global Real Estate Fund                                                           86-1028620
   ING International Fund                                                                22-3278095
   ING International Value Choice Fund                                                      TBD
   ING International SmallCap Growth Fund                                                33-0591838
   ING Precious Metals Fund                                                              13-2855309
   ING Russia Fund                                                                       22-3430284
   ING Worldwide Growth Fund                                                             33-0552475

 ING PARTNERS, INC.                                     Corporation      Maryland           N/A
  ING Aeltus Enhanced Index Portfolio                                                    52-2354152
  ING American Century Select Portfolio                                                  52-2354143
  ING American Century Small Cap Value Portfolio                                         45-0467862
  ING Baron Small Cap Growth Portfolio                                                   75-3023525
  ING Fidelity(R) VIP Contrafund(R) Portfolio                                            20-1351800
  ING Fidelity(R) VIP Equity Income Portfolio                                            20-1352142
  ING Fidelity(R) VIP Growth Portfolio                                                   20-1352125
  ING Fidelity(R) VIP Mid Cap Portfolio                                                  20-1352148

                                                         TYPE OF          STATE OF      TAXPAYER
                 TAXPAYER/FUND NAME                   ORGANIZATION      ORGANIZATION    I.D. NO.
                 ------------------                  ---------------   -------------   ----------
ING PARTNERS, INC. (CONT.)
  ING Goldman Sachs(R) Capital Growth Portfolio                                        52-2354149
  ING Goldman Sachs(R) Core Equity Portfolio                                           51-0457737
  ING JPMorgan Fleming International Portfolio                                         06-1496079
  ING JPMorgan Mid Cap Value Portfolio                                                 75-3023510
  ING MFS Capital Opportunities Portfolio                                              06-1496058
  ING OpCap Balanced Value Portfolio                                                   52-2354147
  ING Oppenheimer Global Portfolio                                                     75-3023503
  ING Oppenheimer Strategic Income Portfolio                                           20-1544721
  ING PIMCO Total Return Portfolio                                                     75-3023517
  ING Salomon Brothers Aggressive Growth
  Portfolio                                                                            06-1496052
  ING Salomon Brothers Fundamental Value
  Portfolio                                                                            52-2354160
  ING Salomon Brothers Investors Value Portfolio                                       52-2354157
  ING Salomon Brothers Large Cap Growth Portfolio                                      51-0457738
  ING T. Rowe Price Diversified Mid Cap Growth
  Portfolio                                                                            52-2354156
  ING T. Rowe Price Growth Equity Portfolio                                            06-1496081
  ING UBS U.S. Large Cap Equity Portfolio                                              06-1496055
  ING Van Kampen Comstock Portfolio                                                    75-3023521
  ING Van Kampen Equity and Income Portfolio                                           52-2354153

 ING PRIME RATE TRUST                                Business Trust    Massachusetts   95-6874587

 ING SENIOR INCOME FUND                              Statutory Trust   Delaware        86-1011668

 ING VARIABLE INSURANCE TRUST                        Statutory Trust   Delaware            N/A
   ING GET U.S. Core Portfolio - Series 1                                              43-2007006
   ING GET U.S. Core Portfolio - Series 2                                              41-2107140
   ING GET U.S. Core Portfolio - Series 3                                              32-0090501
   ING GET U.S. Core Portfolio - Series 4                                              32-0090502
   ING GET U.S. Core Portfolio - Series 5                                              32-0090504
   ING GET U.S. Core Portfolio - Series 6                                              32-0090505
   ING GET U.S. Core Portfolio - Series 7                                              83-0403223
   ING GET U.S. Core Portfolio - Series 8                                              20-1420513
   ING GET U.S. Core Portfolio - Series 9                                              20-1420578
   ING GET U.S. Opportunity Portfolio - Series 1                                       43-2007032
   ING GET U.S. Opportunity Portfolio - Series 2                                           TBD
   ING VP Worldwide Growth Portfolio                                                   25-6705433

                                                 TYPE OF        STATE OF     TAXPAYER
        TAXPAYER/FUND NAME                    ORGANIZATION    ORGANIZATION    I.D. NO.
        ------------------                   --------------  -------------   ----------
ING VARIABLE PRODUCTS TRUST                  Business Trust  Massachusetts      N/A
  ING VP Convertible Portfolio                                               86-1028318
  ING VP Disciplined LargeCap Fund                                           06-6397003
  ING VP Financial Services Portfolio                                        86-1028316
  ING VP High Yield Bond Portfolio                                           06-6396995
  ING VP International Value Portfolio                                       06-6453493
  ING VP LargeCap Growth Portfolio                                           86-1028309
  ING VP MagnaCap Portfolio                                                  06-6493762
  ING VP MidCap Opportunities Portfolio                                      06-6493760
  ING VP Real Estate Portfolio                                               20-0453833
  ING VP SmallCap Opportunities Portfolio                                    06-6397002

ING VP EMERGING MARKETS FUND, INC.           Corporation     Maryland        06-1287459

ING VP NATURAL RESOURCES TRUST               Business Trust  Massachusetts   22-2932678

USLICO SERIES FUND                           Business Trust  Massachusetts      N/A
  The Asset Allocation Portfolio                                             54-1499147
  The Bond Portfolio                                                         54-1499901
  The Money Market Portfolio                                                 54-1499149
  The Stock Portfolio                                                        54-1499398

Last Approved: November 10, 2004